SCHEDULE 14C INFORMATION

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of the Securities Exchange Act of 1934 (Amendment No.       )

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                         Colley Corporation

(Name of Registrant as Specified in Charter)

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Information Statement

Colley Corporation

425 Walnut Street, Suite 2300

Cincinnati, Ohio 45202

August 26, 2002

The Board of Directors of Colley Corporation (sometimes referred to herein as the “Company”) has decided it is in the best interest of the Company to (i) change the name of the Company to reflect its new business plan and (ii) adopt a long-term stock incentive plan for the benefit of our employees, officers and directors.

These actions will be taken by the written consent of shareholders owning at least a majority of the issued and outstanding common stock of the Company.  The actions will be taken by written consent on September 16, 2002.  Shareholders owning approximately 94% of the issued and outstanding common stock as of August 16, 2002, the record date for consent for the above corporate actions, have agreed to vote in favor of the above actions.  Therefore, as we have the support of a sufficient number of shares of common stock, we are not seeking proxies or consents from other shareholders.  WE ARE NOT ASKING YOU FOR A WRITTEN CONSENT AND YOU ARE REQUESTED NOT TO SEND A WRITTEN CONSENT.

As of August 16, 2002, the record date for the action by written consent, a total of 8,443,127 shares of common stock were issued and outstanding.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes set forth certain information with respect to the beneficial ownership of our common stock as of July 31, 2002, for the following:

●

Each of our directors and executive officers

●

All directors and executive officers as a group, and

●

Each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock who is not an officer or director

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership as of Record Date	Percent of Class as of Record Date	Amount and Nature of Ownership Following GameBanc Exchange[1]	Percent of Class Following GameBanc Exchange
Roger W. Ach, II 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	6,467,618[2]	76.6%	6,467,618[1]	40.46%
Carol A. Meinhardt 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	1,475,000[3]	17.47%	1,475,000[2]	9.23%
Chicago West Pullman, Ltd. 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	3,290,878	38.98%	3,290,878	20.53%

_______________________

1

As described in the following section, 7,539,582 shares of additional stock have been subscribed for through the GameBanc Exchange as of August 12, 2002.  The total issued and outstanding shares of Colley Corporation will be 15,982,709 shares following the consummation of the GameBanc Exchange as determined at August 12, 2002.

2  Includes 3,076,740 shares owned directly by Mr. Ach, 3,290,878 shares owned by Chicago West Pullman, Ltd. of which Mr. Ach is the managing member and majority owner, and 100,000 shares owned by Mr. Ach as the trustee of the Janice M. Meinhardt Irrevocable Trust.  Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein and upon a subsequent conversion or exchange of Mr. Ach’s existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a GameBanc Corporation, Mr. Ach will possess options to purchase 2,061,500 additional shares of common stock of Colley Corporation.

3

Includes 75,000 shares owned by Ms. Meinhardt directly, 1,000,000 shares owned by Ms. Meinhardt as the Trustee of the Roger W. Ach, II Family Trust and 400,000 shares owned by Ms. Meinhardt as the Trustee of four separate irrevocable trusts established for the benefit of Mr. Ach’s adult children.  Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein and upon a subsequent conversion or exchange of Meinhardt’s existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a GameBanc Corporation, Ms. Meinhardt will possess options to purchase 389,400 additional shares of common stock of Colley Corporation.

Roger W. Ach, II Family Trust u/t/a dated May 31, 2002 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	1,000,000	11.84%	1,000,000	6.26%
Roger W. Ach, II Carol A. Meinhardt Chicago West Pullman, Ltd. Roger W. Ach, II Family Trust, as a group 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	7,942,618[4]	94.07%	7,942,618	49.69%
Walter E. Bartlett 7352 River Point Lane Cincinnati, Ohio 45255	Common Stock	0[5]	0%	25,000[5]	0.16%
Thomas C. Joseph 3437 Mooney Avenue Cincinnati, Ohio 45208	Common Stock	0[5]	0%	0[5]	0%
Jeffrey S. Perlee 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	0[6]	0%	0	0%
Edwin J. Rigaud 3639 Vineyard Place Cincinnati, Ohio 45226	Common Stock	0[5]	0%	25,000[5]	0.16%
Chad P. Wick 7923 Hopper Road Cincinnati, Ohio 45255	Common Stock	0[5]	0%	39,833[5]	0.25%
All Directors and Executive Officers as a Group (7 persons)	Common Stock	7,942,618	94.07%	8,032,451	50.26%

_______________________

4

Includes 3,076,740 shares owned directly by Mr. Ach; 100,000 shares owned beneficially by Mr. Ach; 75,000 shares owned directly by Ms. Meinhardt; 400,000 shares owned beneficially by Ms. Meinhardt; 3,290,878 shares owned by Chicago West Pullman, Ltd. (which shares are also beneficially owned by Mr. Ach); and 1,000,000 shares owned by the Roger W. Ach, II, Family Trust (which shares are also beneficially owned by Ms. Meinhardt).

5

Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein, Mr. Bartlett, Mr. Joseph, Mr. Rigaud and Mr. Wick will each receive stock options to purchase 10,000 shares of common stock of Colley Corporation.

6

Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein and upon a subsequent conversion or exchange of Mr. Perlee’s existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a GameBanc Corporation, Mr. Perlee will possess options to purchase 310,000 shares of common stock of Colley Corporation.

CHANGE IN CONTROL

OF COLLEY CORPORATION

On June 3, 2002, Chicago West Pullman, Ltd., an Ohio limited liability company owned by Roger W. Ach, II and Carol A. Meinhardt, acquired 525,000 shares, or 51.19%, of the outstanding common stock of Colley Corporation from Richard Goodner in exchange for $25,000.  Mr. Ach became the sole member of the board of directors of Colley Corporation immediately following this transaction.

On June 25, 2002, the Board of Directors of Colley Corporation approved an exchange of shares of Colley Corporation for shares of common stock of The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation (“GameBanc”) with certain persons on a one share for one share basis (the "June 25, 2002 Exchange").  Roger W. Ach, II, Carol A. Meinhardt and Chicago West Pullman, Ltd. participated in this exchange, exchanging a total of 7,417,618 shares of GameBanc Common Stock for 7,417,618 shares of Colley Corporation.  The shares of GameBanc common stock exchanged pursuant to the June 25, 2002 Exchange were valued at $4.75 per share.  Colley Corporation acquired a majority ownership interest in GameBanc as a result of the June 25, 2002 Exchange.

On July 13, 2002, Walter E. Bartlett, Thomas C. Joseph, Carol A. Meinhardt and Chad P. Wick were appointed to the Board of Directors.  On July 13, 2002, the Board of Directors, including the newly appointed directors, approved the extension of an exchange offer to the stockholders of GameBanc, including warrant holders and rights holders of GameBanc who exercised their warrants or rights during the period of the exchange offer (the “GameBanc Exchange”).  Pursuant to the GameBanc Exchange, the common stockholders of GameBanc were entitled to exchange one share of GameBanc common stock for one share of Colley Corporation common stock.  The preferred stockholders of GameBanc were entitled to exchange one share of GameBanc preferred stock for 50 shares of Colley Corporation common stock.  The GameBanc Exchange commenced July 23, 2002.  On July 23, 2002, GameBanc had (i) 5,871,093 shares of common stock outstanding, (ii) 23,724 shares of preferred stock outstanding, (iii) outstanding rights to purchase 618,400 shares of common stock, and (iv) outstanding warrants to purchase 1,231,173 shares of common stock.  An additional 8,906,866 shares of Colley Corporation common stock will be issued if there is a full participation in the GameBanc Exchange by the GameBanc stockholders.7  The shares of GameBanc common stock exchanged pursuant to the GameBanc Exchange are also valued at $4.75 per share.

Edwin J. Rigaud was appointed to the Board of Directors on August 5, 2002.

_______________________

7

As of August 12, 2002, approximately 7,539,582 shares of Colley Corporation Common Stock had been subscribed to pursuant to the GameBanc Exchange.  These 7,539,582 shares are included in the 8,906,866 shares referenced above.

COMPENSATION OF DIRECTORS

AND EXECUTIVE OFFICERS

The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Chief Executive Offer and the other executive officers whose compensation exceeded $100,000 during the last fiscal year.  This table reflects the amounts such persons earned or received as employees of GameBanc during the fiscal years of GameBanc indicated.  The GameBanc fiscal year is from July 1 through June 30.

Summary Compensation Table

		Annual Compensation ------------------------------------------			Long-Term Compensation Awards -----------------------------------
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Comp. (1)	Rest. Stock Award	Securities Underlying Options/SAR (#)[8]	All Other Compensation(1)
Roger W. Ach, II President, Chief Executive Officer, GameBanc	2002 2001 2000	168,002 250,000 250,000	0 0 0	150,025[9] 0 0	0 0 0	50,000 25,000 100,000	0 0 0
Carol A. Meinhardt Executive Vice President/Chief Operating Officer, GameBanc	2002 2001 2000	68,644 82,500 60,000	0 0 0	190,625(2) [0] [0]	0 0 0	60,000 25,000 25,000	0 0 0
Jeffrey S. Perlee, General Manager/Lottery Relations, GameBanc	2002 2001 2000	114,579 125,000 125,000	0 0 0	7,500(2) [0] [0]	0 0 0	0 0 0	0 0 0

Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein, each of the independent directors will receive options to purchase 10,000 shares of Colley Corporation upon election or appointment to the Board of Directors and additional options to purchase 10,000 shares for each year of service on the Board of Directors.  There are no other standard arrangements pursuant to which the directors of Colley Corporation will be compensated for services provided as a director.

Colley Corporation has executed employment agreements with Roger W. Ach, II and Carol A. Meinhardt.  Pursuant to these employment agreements, the executive officer is entitled to receive severance compensation equal to 2.99 times the sum of such officer’s salary and any bonus paid in the preceding 12 month period in the event of (i) the failure of the Company to

_______________________

8 These numbers represent options to purchase shares of GameBanc common stock.  These options will become options to purchase shares of Colley Corporation common stock following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein and following an anticipated conversion or exchange of such options at a future date on the same basis as all other GameBanc option holders.

9  Deferred compenation.

elect or reelect or to appoint the officer; (ii) a material change by the Company in the officer’s functions, duties, or responsibilities which change would cause the officer’s position with the Company to become of less dignity, responsibility or scope; (iii) the liquidation or dissolution, or consolidation, merger or other business combination (including assumption of control by a shareholder or consortium of shareholders) of Colley, or transfer of all or substantially all of its assets, unless any such consolidation, merger or other business combination does not adversely affect the officer’s position; and (iv) any material breach of this Agreement by Colley.  The officer is entitled to severance compensation in an amount equal to the sum of the officer’s salary and bonus paid in the preceding 12 months if these employment agreements expire and similar employment agreements are not executed.  In addition to the above severance payments, the officer’s participation in Company-sponsored medial and dental insurance benefit plans will be continued at the Company’s expense for a maximum period of eighteen months so long as the officer is alive and not otherwise employed.  Mr. Ach is entitled to annual compensation of $375,000 and is eligible to receive a bonus up to 50% of his base annual salary as determined by the Compensation Committee of the Board of Directors.  Ms. Meinhardt is entitled to annual compensation of $150,000 and is eligible to receive a bonus up to 50% of her base annual salary as determined by the Compensation Committee of the Board of Directors.

MATTERS TO BE APPROVED

The Board of Directors of Colley Corporation (sometimes referred to herein as the “Company”) has decided it is in the best interest of the Company to (i) change the name of the Company to reflect its new business plan and (ii) adopt a long-term stock incentive plan for the benefit of our employees, officers and directors.

Change of the Company’s Name

Colley Corporation’s sole business presently is its ownership of a majority interest in GameBanc.  Accordingly, the Board of Directors has determined that is appropriate and in the Company’s best interest to change the Company’s name to better reflect its current operations and the business of GameBanc.  The Board of Directors proposes to amend the Company’s Certificate of Incorporation to change the name of the Company from “Colley Corporation” to “Games, Inc.”

GameBanc was founded in 1993 for the purpose of operating a cable television channel to distribute information about state lotteries.  Presently, the company operates in three areas of interactive entertainment: government sponsored lotteries, Internet games and digital greetings.  The company currently owns and operates leading games and entertainment web sites that include www.lottery.com, www.gameland.com, www.cards.com, www.regards.com and www.skillmoney.com.

Approval of the 2002 Long-Term

Stock Incentive Plan

A key factor in the Company’s continuing advancement and growth is its ability to attract, motivate and retain highly qualified employees.  The market for such employees has always been extremely competitive and the competition for employees at all levels is continually growing more intense.

Many of the companies with which the Company must compete for employees at all levels make extensive use of stock incentives, and the most desirable prospective employees insist upon receiving stock incentives.  The Company believes stock incentives enable the Company to cost-effectively compete for the services of key employees.  The Company believes that stock incentives, especially stock options, are an effective tool which can be used to focus its key employees on the Company’s strategic direction.  The Company believes that stock incentives provide a long-term ownership stake in the Company and as a result serve to align the economic interests of its employees with those of its stockholders.

GameBanc presently operates a stock incentive plan for its employees (the "GameBanc Option Plan") to provide stock incentives to key employees.  The Company seeks to adopt the 2002 Long-Term Stock Incentive Plan in part to exchange or convert the existing options in the GameBanc Option Plan to options in the Company, which will provide a greater benefit to the GameBanc option holders as well as protect the Company’s position as a majority owner of GameBanc.  While the exchange or conversion of options in GameBanc to options in the Company is anticipated to be made on a one for one basis, the remaining terms and means of effecting such an exchange or conversion have not been determined.

On July 13, 2002, the Board of Directors approved, subject to stockholder approval, the adoption of the 2002 Long-Term Stock Incentive Plan (the “2002 Plan”).  The full text of the 2002 Plan is attached as Exhibit A to this Proxy Statement, and the following discussion is qualified in its entirety by reference to Exhibit A.

General

In approving the 2002 Plan for submission to the Company’s stockholders, the Board of Directors recognized the Company’s goals in attracting and retaining qualified directors, officers and employees and the changing environment for the compensation of such persons.  To provide a flexible vehicle under which appropriate incentives can be awarded, the 2002 Plan permits the grant of nonqualified and incentive stock options and restricted stock awards.  Although the Company currently does not have any specific plans to grant any awards under the 2002 Plan other than options, the Board of Directors feels that it is desirable that the Company have the ability to grant stock awards, including restricted stock, in the future should changing conditions so require.

In drafting the 2002 Plan, the Board of Directors was mindful of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers in excess of $1 million per year per executive officer.  The limitation excludes "performance-based compensation," however, and the 2002 Plan was prepared so that stock options and possibly restricted stock granted under the 2002 Plan will constitute performance-based compensation which is fully tax deductible by the Company.  See "Federal Income Tax Consequences."

The 2002 Plan will become effective as of the day it is approved and adopted by the stockholders.  The 2002 Plan will continue in existence indefinitely until terminated by the Board of Directors, except that incentive options, described below, may not be granted under the 2002 Plan after September 16, 2012.  The Board of Directors may terminate the 2002 Plan at any time, but outstanding stock incentives will continue to be exercisable until they expire or are otherwise terminated in accordance with their terms.

The Company’s common stock is the underlying security of all awards to be made under the 2002 Plan.  On August 20, 2002, the closing price of the Company’s common stock as quoted on the Over-The-Counter Bulletin Board service maintained by Nasdaq was $4.75.

Nature of Incentives; Eligibility; Purposes

Stock incentives which may be issued under the 2002 Plan include stock options (which for federal income tax purposes may be either "nonqualified" options or "incentive" options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended) and stock awards, as well as any combination thereof.  Stock incentives may be granted to "eligible employees" of the Company and its subsidiaries.  Eligible employees are defined as employees of the Company or a subsidiary who in the opinion of the Committee (as defined below) are deemed to have the capacity to contribute significantly to the growth and successful operations of the Company.  The  number of persons who will be eligible employees is not determinable.  The Committee determines those persons who are eligible employees.

The purposes of the 2002 Plan are to secure for the Company the benefits of incentives inherent in ownership of Common Stock by eligible employees, to encourage eligible employees to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by eligible employees, to further the identity of interest of those who hold positions of major responsibility in the Company and its subsidiaries with the interests of the Company’s shareholders, to induce the employment or continued employment of eligible employees, and to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent employees.

Limitations on Available Shares

A total of 4,160,100 shares of Common Stock are available for stock incentives granted under the 2002 Plan.  A total of 3,300,100 shares of Common Stock available under the 2002 Plan will be reserved for the exchange or conversion of the existing options issued under the GameBanc Plan.  This leaves a total of 860,000 shares of Common Stock available for “new” grants under the 2002 Plan.  If any shares of Common Stock that are subject to stock incentives are forfeited, such shares will again be available under the 2002 Plan.  For this purpose, "forfeited shares" means any shares that were issued pursuant to prior grants of stock incentives that expire or terminate for any reason without having been exercised.

Grants of stock incentives under the 2002 Plan are subject to the further limitation that the maximum number of shares granted to any one person in a calendar year may not exceed 75,000 shares, except for recipients who are granted awards at the time of their initial hire by the Company, in which case such limitation will be 80,000 shares.  Additionally, the maximum number of shares which may be granted under the 2002 Plan as stock awards (as described below) to all participants may not exceed an aggregate of 172,000 shares of Common Stock (i.e., 20% of the total number of shares available for stock incentives under the 2002 Plan not including those incentives to be issued in exchange for the incentives issues under the GameBanc Plan).

Administration

The 2002 Plan is to be administered by a committee (the "Committee") consisting of no fewer than two directors designated by the Board of Directors of the Company.  All members of the Committee must be both "disinterested persons" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.  The Committee determines which employees of the Company and its subsidiaries are eligible employees who might participate in the 2002 Plan and the form, terms and number of shares covered by each stock incentive granted to such persons under the 2002 Plan.  In making such determinations, the Committee may consider an employee’s present or potential contribution to the success of the Company or any subsidiary and other factors which it may deem relevant.  Stock incentives may be granted only by the Committee.  The Board has determined that the Committee will initially be comprised of Walter Bartlett, Thomas Joseph and Chad Wick.

Director Options

The 2002 Plan contains a provision for annual automatic grants of options to Directors to purchase 10,000 shares of Common Stock and a provision under which Directors are entitled to receive options to purchase 10,000 shares of Common Stock upon their initial election or appointment to the Board.  The Board believes these features are necessary to attract and retain qualified directors in the future.

New Plan Benefits

No specific determinations have been made or can be made in advance as to future recipients of awards under the 2002 Plan.

Stock Options

A stock incentive in the form of a stock option will provide for the purchase of shares of Common Stock in the future at an option price per share which will not be less than 100% of the fair market value of the shares covered thereby on the date the stock option is granted.  An incentive option granted to a person who, on the date of grant, owns 10% or more of the shares of voting stock of the Company or its subsidiaries must have an option price of not less than 110% of the fair market value of the Common Stock on the date of grant.  Each option shall be exercisable in full or in part six months after the date the option is granted, or may become exercisable in one or more installments and at such later time or times, as the Committee shall determine.  Options may be, but are not required to be, made subject to the attainment of specified performance objectives.  Unless otherwise provided in the option, an option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the option.

Upon the exercise of an option, the purchase price may be paid in cash or, unless otherwise provided in the option, in shares of Common Stock (including shares withheld by the Company from the shares issuable upon exercise of the option) or in a combination of cash and such shares.  The Company may cancel all or a portion of an option subject to exercise, and pay the holder cash or shares equal in value to the excess of the fair market value of the shares subject to the portion of the option so canceled over the option price of such shares.

All stock options granted under the 2002 Plan will expire within ten years from the date of grant.  A stock option is not transferable or assignable by an optionee otherwise than by will or by the laws of descent and distribution, and each option is exercisable, during the optionee’s lifetime, only by the optionee.  Unexercised options terminate on the sixtieth day following termination of employment, except that if termination arises from a resignation with the consent of the Committee, death or disability, the options terminate 18 months after an optionee’s termination of employment.  The exercise of options after the termination of employment is limited to the extent that the options could have been exercised as of the date the optionee’s employment terminated.  A leave of absence for military or governmental service or for other purposes, if approved by the Committee, does not constitute a termination of employment.

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any stock option shall be canceled or suspended.  In particular, but without limitation, all outstanding stock options to any participant shall be canceled if the participant, without the consent of the Committee, while employed by the Company or after termination of such employment, engages in any activity which is in competition with the Company, as determined by the Committee.

Exercise of a stock option will be conditioned on an optionee’s payment in full of the purchase price for the shares, in cash or by transfer to the Company of shares of the Company’s Common Stock (including shares withheld by the Company from the shares issuable upon exercise of the option) at fair market value on the date of transfer.  An optionee shall not be considered a holder of the shares subject to a stock option until actual delivery of a certificate representing such shares is made by the Company.

The proceeds of the sale of Common Stock upon the exercise of options issued under the 2002 Plan constitute general funds of the Company and may be used by it for any purpose.

Stock Awards

Shares subject to a stock award may be issued when the award is  granted or at a later date, with or without dividend equivalent rights.  The number of shares of Common Stock which may be granted as restricted stock is limited to 172,000 shares (i.e., 20% of the maximum aggregate number of shares of Common Stock that may be granted to participants in the 2002 Plan not including those incentives to be issued in exchange for the incentives issues under the GameBanc Plan).  A stock award shall be subject to such terms, conditions and restrictions (including restrictions on the transfer of the shares issued pursuant to the award) as the Committee may determine, including specified corporate or personal performance objectives the attainment of which may, but is not required to be, specified as a condition to the vesting of the stock award.

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any stock award shall be canceled or suspended.  In particular, but without limitation, all outstanding stock awards to any participant shall be canceled if the participant, without the consent of the Committee, while employed by the Company or after termination of such employment, engages in any activity which is in competition with the Company, as determined by the Committee.

Federal Income Tax Consequences

No taxable income for federal income tax purposes results from the exercise of an incentive option at the time of exercise.  Any gain realized on the sale of stock acquired on exercise of an incentive option is considered as capital gain for federal income tax purposes if the stock has been held at least one year after it was acquired on exercise of the option and if at least two years have expired after the grant of the option.  Except as hereafter indicated, the Company is not entitled to any deduction with respect to the grant or exercise of any incentive option.  If the stock is sold or otherwise disposed of within one year after exercise or within two years after the grant, any appreciation at the date of exercise above the option price is treated, subject to certain limitations, as "ordinary" income for federal income tax purposes.  Any appreciation after the date of exercise is considered as long-term capital gain to the optionee if the stock was held longer than eighteen months.  The amount of ordinary income received by the optionee generally is treated as a tax deductible expense to the Company.

Gain taxable as ordinary income to the optionee is generally deemed to be realized at the date of exercise of a nonqualified option, the amount of gain on each share being the difference between the market price on the date of exercise and the option price.  This amount is generally treated as a tax deductible expense to the Company at the time of exercise.  Any appreciation in the value of the stock after the date of exercise is considered as long or short-term capital gain, depending on the length of time the stock is held by the optionee prior to the time of its sale.

With respect to stock awards that are settled either in cash or in Common Stock that is either transferable or not subject to a substantial risk of forfeiture, the employee must recognize ordinary income equal to the cash or the fair market value of the Common Stock and the Company will be entitled to a tax deduction for the same amount.  With respect to stock awards that are settled in Common Stock that is restricted as to transferability and subject to substantial risk of forfeiture, the employee must recognize ordinary income equal to the fair market value of the Common Stock at the first time the Common Stock becomes transferable or not subject to a substantial risk of forfeiture, whatever occurs earlier, and the Company will be entitled to a deduction for the same amount.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, corporations with a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934 (i.e., "public companies") are not permitted to deduct, for income tax purposes, compensation paid to certain executive officers to the extent such compensation exceeds $1 million in a tax year.  However, certain types of compensation, including generally compensation which constitutes "performance-based" compensation, are excluded from this limitation.

The cash compensation paid by the Company to its executive officers does not currently approach the Section 162(m) limitation.  However, in any given year, as to options exercised by an executive officer, the difference between the exercise price and the market price on the exercise date (the "spread") would be included as compensation for Section 162(m) purposes unless the applicable option plan meets certain requirements contained in the Treasury regulations under Section 162(m) of the Code (the "Regulations").

The Regulations provide that in order for the spread realized upon the exercise of an option to constitute performance-based compensation which is exempt from the Section 162(m) deduction limitation, the stock option plan under which the options were granted must, among other requirements, be administered by a compensation committee comprised solely of two or more "outside directors" and must contain a specific limit on the number of options which may be granted to any one employee participant.

The 2002 Plan was drafted with the intention of preserving the Company’s ability to deduct for federal income tax purposes the compensation expense relating to stock options and other stock incentives granted to executive officers.  Accordingly, only directors who are "outside directors" within the meaning of Section 162(m) and applicable regulations may serve as members of the Committee.  The number of shares with respect to which stock incentives may be granted to any one person in a calendar year is limited to 75,000 shares, except for recipients who are granted awards at the time of their initial hire by the Company, in which case such limitation will be 80,000.  Also, the Committee may impose performance standards on any stock incentive granted under the 2002 Plan.

Change in Control

Notwithstanding any vesting schedule contained in any stock incentives granted under the 2002 Plan, if a change in control (as such term is defined in the 2002 Plan) of the Company occurs, any stock incentives under the 2002 Plan that have been outstanding for over six months will become immediately exercisable in full.

Plan Amendments

The Board of Directors, upon the recommendation of the Committee, may amend the 2002 Plan subject, in the case of specified amendments, to stockholder approval.  The 2002 Plan may be discontinued at any time by the Board of Directors.  No amendment or discontinuance of the 2002 Plan shall, without the consent of the employee, adversely affect any stock incentive held by him under the 2002 Plan.

Stockholder Approval

The affirmative vote of the holders of a majority of voting power of the Company’s outstanding voting stock is required to adopt the resolution.

New Plan Benefits Table

The following table reflects the stock incentives that will be allocated to each of the persons indicated upon approval of the plan.  With respect to incentives to be allocated to any persons besides non-employee directors, the amounts shown reflect the incentives to be exchanged in the future for options currently issued under the GameBanc Plan.  The dollar value of each option granted under the plan is dependent on the difference between the exercise price of the option and the market value of the common stock at the time of exercise and cannot be determined at this time.

	2002 Long-Term Stock Incentive Plan
Name and Position	Number of Options	Type of Incentive
Roger W. Ach, II Chief Executive Officer	2,061,500	Qualified Stock Options
Carol A. Meinhardt	389,400	Qualified Stock Options
Jeffrey S. Perlee	310,000	Qualified Stock Options
Executive Officers as a Group	2,760,900
Non-Employee/Officer Directors as a Group	40,000	Non-Qualified Stock Options
Non-Executive Officer Employees as a Group	539,200	Qualified Stock Options

APPENDIX A

Exhibit A to the

Information Statement

Dated August 26, 2002

2002 LONG-TERM STOCK INCENTIVE PLAN

OF

GAMES, INC.

(formerly Colley Corporation)

1.

Purposes: The purposes of this Plan are (a) to secure for the Company the benefits of incentives inherent in ownership of Common Stock by Eligible Employees, (b) to encourage Eligible Employees to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Eligible Employees, (c) to further the identity of interest of those who hold positions of major responsibility in the Company and its Subsidiaries with the interests of the Company’s shareholders, (d) to induce the employment or continued employment of Eligible Employees and (e) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent employees.

2.

Definitions:  Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

Board of Directors:  The Board of Directors of the Company.

Change of Control:  The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Company’s shareholders, without prior approval of the Board, any "person" becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or (ii) without prior approval of the Board, as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board of Directors, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement).  For purposes of this definition, a person shall be deemed the "beneficial owner" of any securities (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities.  For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or group, and the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the shareholders of the Company and becomes effective.

Code:

The Internal Revenue Code of 1986, as amended.

Committee:  The Committee of the Board of Directors designated to administer this Plan pursuant to the provisions of section 12.

Common Stock:  The Common Stock of the Company, $.001 par value.

Company: Games, Inc., formerly Colley Corporation, a Delaware corporation.

Eligible Employee:  An employee (as such term is defined for purposes of the Form S-8 registration statement promulgated by the Securities and Exchange Commission) of the Company or of a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary.  The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is an Eligible Employee.

Fair Market Value:  As applied to any date, the mean of the highest and lowest quoted selling prices of a share of Common Stock identified on the Over-The-Counter Bulletin Board Service maintained by Nasdaq National Market (or any stock exchange on which the Company’s Common Stock may be listed in the future) on the date specified, or if the Common Stock was not traded on such system on such date, on the next preceding date on which the Common Stock was traded; provided, however, that, if the Common Stock is not so quoted, Fair Market Value shall be determined in accordance with the method approved by the Board of Directors, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

Incentive Compensation:  Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently, or on a deferred basis, in cash, Common Stock or other property, awarded by the Company or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the shareholders of the Company.

Incentive Option:  An option granted under this Plan which is designated to be an incentive stock option under the provisions of Section 422 of the Code; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee.

Nonqualified Option:  An option granted under this Plan which is not an incentive stock option under the provisions of Section 422 of the Code; and which is exercisable even though there is outstanding an Incentive Option which was granted before the granting of the Nonqualified Option to the same participant.  Such Nonqualified Option shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

Option:  An option to purchase shares of Common Stock.

Outside Director: A duly elected or appointed member of the Board of Directors who is not employed by the Company in any other capacity.

Performance Objectives:  Stated criteria which may, but need not be set forth in a Stock Incentive at the discretion of the Committee, the successful attainment of which is specified in the Stock Incentive as a condition precedent to the issuance, transfer or retention of some or all of the shares of Common Stock covered by the Stock Incentive.  Performance Objectives may be personal and/or corporate in nature and shall include, but shall not be limited to, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Common Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Company (on a consolidated or unconsolidated basis) or of any or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing or other factors.

Plan:  The 2002 Long-Term Stock Incentive Plan herein set forth as the same may from time to time be amended.

Stock Award:  An issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future.

Stock Incentive:  A stock incentive granted under this Plan in one of the forms provided for in section 3.

Subsidiary:  A company or other entity designated by the Committee in which the Company has a significant equity interest, except that, with respect to grants of Incentive Options, the term "Subsidiary" shall be deemed to mean a company or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

3.

Grants of Stock Incentives:

(a)

Subject to the provisions of this Plan, the Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Eligible Employees.

(b)

Stock Incentives may be granted in the following forms:

(i)

an Option, or

(ii)

a Stock Award, or

(iii)

a combination of an Option and a Stock Award.

(c)

Stock Incentives contingently granted prior to the approval of this Plan by the Company’s stockholders but subject to such approval shall be deemed to be granted hereunder as of the date of such stockholder approval.

4.

Stock Subject to this Plan:

(a)

A total of 4,160,000 shares of Common Stock are available for Stock Incentives granted under the Plan; provided, that if another company is acquired by the Company or combines with the Company other than The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation, any of the Company’s shares covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the Plan and would not be subtracted from the shares of Common Stock available for grant under the Plan; and provided further, that if any shares of Common Stock that are subject to Stock Incentives are forfeited, such shares shall again become available under the Plan.  For purposes of the preceding sentence:

(i)

"Forfeited shares" means any shares issued pursuant to grants of Stock Incentives which expire or terminate for any reason in a calendar year without ever having been exercised or as to which the recipient did not receive any benefits of ownership (other than voting rights).

(ii)

Shares of Common Stock subject to Stock Incentives granted under this Plan may be either authorized but unissued shares or shares held in the Company’s treasury, or any combination thereof, in the discretion of the Committee.

(b)

The maximum amount of Common Stock with respect to which Stock Incentives may be granted to any person during any calendar year shall be 75,000 shares; provided, however, that in the event of a grant made to a recipient upon the recipient’s initial hiring by the Company, such limitation shall be 80,000 shares.

(c)

A total of 3,300,100 shares of Common Stock are available for Stock Incentives granted under the Plan in exchange for or with respect to a conversion of the options presently granted to certain persons under a stock option plan maintained by The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation and majority owned subsidiary of the Company.

5.

Options:  Stock Incentives in the form of Options shall be subject to the following provisions:

(a)

Upon the exercise of an Option, the purchase price shall be paid in cash by means reasonably acceptable to the Company or, unless otherwise provided by the Committee (and subject to such terms and conditions as are specified in the Option or by the Committee), in shares of Common Stock delivered to the Company by the optionee or by the withholding of shares issuable upon exercise of the Option or in a combination of such payment methods.  Shares of Common Stock thus delivered or withheld shall be valued at their Fair Market Value on the date of the exercise.  The purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(b)

Each Option shall be exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Committee shall determine.  Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.  Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

(c)

Each Option shall be exercisable during the life of the optionee only by the optionee and, after the optionee’s death, only by the optionee’s estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution.  An Option, to the extent that it shall not have been exercised, shall terminate at the close of business on the 60th day following the date the optionee ceases to be an employee or director of the Company or a Subsidiary, unless the optionee ceases to be an employee or director because of resignation with the consent of the Committee (which consent may be given before or after resignation), or by reason of death or incapacity, in which case any unexercised Option or portion thereof held by such person shall terminate 18 months after such resignation, death or incapacity, or at the Option’s stated expiration date, whichever is earlier.  Any Option that is exercisable hereunder after the date an optionee ceases to be an employee or director of the Company for any reason may be exercised only to the extent it could have been exercised as of the date the optionee ceases to be an employee or director.  A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c).  Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years.

(d)

Options shall be granted for such lawful consideration as the Committee shall determine.

(e)

No Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution.  If so provided in the Option or if so authorized by the Committee and subject to such terms and conditions as are specified in the Option or by the Committee, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

(f)

Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions (including, without limitation, Performance Objectives), and shall be in such form, as the Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference.  Notwithstanding the preceding sentence, an Option if so recommended by the Committee, may include restrictions and limitations in addition to those provided for in this Plan.

(g)

Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Committee, by the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the optionee, or in any combination thereof, or in such other form as the Committee may authorize from time to time.  All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company or authorized to be withheld.

(h)

Options may be either Incentive Options or Nonqualified Options at the discretion of the Committee.  Options not otherwise designated shall be Nonqualified Options.  Notwithstanding any other provisions herein, the following provisions shall apply to Incentive Options:  (i) the exercise price of any Incentive Option granted to any person who on the date of grant owns (within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not be less than 110% of the Fair Market Value of the stock on the date of grant; (ii) the maximum term of any Incentive Option granted hereunder shall be ten years, except that the maximum term of any Incentive Option granted to a person described in section 5(h)(i) above shall be five years; (iii) no Incentive Option may be granted subsequent to the tenth anniversary of the date of shareholder approval of this Plan; (iv) Incentive Options may only be granted to persons who are employees of the Company or any Subsidiary within the meaning of the Code; and (v) the aggregate Fair Market Value, determined as of the time of the grant, of the shares of Common Stock with respect to which Incentive Stock Options held by any Eligible Employee which are exercisable for the first time by such Eligible Employee during any calendar year under the Plan and under any other benefit plans of the Company shall not exceed $100,000, or if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

6.

Stock Awards:  Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

(a)

A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

(b)

For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Eligible Employee and whether or not such shares are subject to restrictions which affect their value.

(c)

The number of shares of Common Stock which may be granted under the Plan as Stock Awards shall not exceed 172,000 shares of Common Stock (i.e.20% of the maximum aggregate number of shares of Common Stock that may be granted to participants in the Plan not including those shares that may be granted in exchange for or with respect to a conversion of the options presently granted to certain persons under a stock option plan maintained by The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation and majority owned subsidiary of the Company).

(d)

Shares of Common Stock subject to a Stock Award may be issued or transferred to the Eligible Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine.  In the event that any such issuance or transfer shall not be made to the Eligible Employee at the time the Stock Award is granted, the Committee may provide for payment to such Eligible Employee, either in cash or in shares of Common Stock from time to time or at the time or times such shares shall be issued or transferred to such Eligible Employee, of amounts not exceeding the dividends which would have been payable to such Eligible Employee in respect of such shares (as adjusted under section 9) if they had been issued or transferred to such Eligible Employee at the time such Stock Award was granted.  Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date, of the shares which would otherwise have been delivered.

(e)

A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award.  The Committee may, in its sole discretion, but shall not be required to, specify in any Stock Award that the issuance, transfer and/or retention of some or all of the shares of Common Stock covered by the Stock Award shall be subject to the attainment of Performance Objectives.  Each Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, provided such written instrument is consistent with this Plan and incorporates it by reference.

(f)

In the event the holder of shares of Common Stock subject to a Stock Award dies prior to the time such shares are no longer subject to forfeiture pursuant to the terms of the Stock Award, the estate of such holder may retain such shares subject to the restrictions set forth in the Stock Award.

7.

Combinations of Options and Stock Awards:  Stock Incentives authorized by paragraph (b)(iii) of Section 3 in the form of combinations of Options and Stock Awards, shall be subject to the following provisions:

(a)

A Stock Incentive may be a combination of any form of Option with any form of Stock Award; provided, however, that the terms and conditions of such Stock Incentive pertaining to an Option are consistent with Section 5 and the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with Section 6.

(b)

Such combination Stock Incentive shall be subject to such other terms and conditions as the Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof.  Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

8.

Nondiscretionary Grants to Outside Directors: Upon election or appointment to the Board of Directors, an Outside Director shall automatically be granted a Nonqualified Option to purchase 10,000 shares of the Company’s Common Stock.  In addition, at every annual organizational meeting of the Board of Directors following the Company’s regular annual meeting of stockholders, each Outside Director who is then serving on the Board of Directors shall receive an automatic grant of a Nonqualified Option to purchase 10,000 shares of Common Stock; provided, however, that the number of shares subject to such annual options granted to Outside Directors who have not yet served a full year on the Board of Directors shall be prorated such that those Outside Directors shall receive an Option to purchase a percentage of 10,000 shares commensurate with the actual portion of the year that such director served on the Board of Directors.  The following additional provisions shall apply to Nonqualified Options granted under this Section 8:

(a)

Each such Option shall terminate not later than five years from the date of grant thereof; and

(b)

Each such Option shall not be exercisable for the first year after grant.  On and after the first anniversary of the grant date, such an option shall be exercisable as to 50% of the shares covered thereby, and on and after the second anniversary of the grant date, such Option shall be exercisable as to 100% of the shares covered thereby to the extent not previously exercised.

9.

Adjustment Provisions:  In the event that any recapitalization, reclassification, forward or reverse split (except as provided below) of shares of Common Stock, or any similar transaction shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number of class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other company, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives or with respect to which a cash payment pursuant to the Stock Incentive is determinable, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.  Notwithstanding the foregoing or any other provision in this Plan, there shall be no adjustment to the number of shares available under this Plan for Stock Incentives, or in any of the Plan limitations upon numbers of shares underlying Stock Incentives granted to individuals, or available for Stock Awards, as the result of a reverse stock split approved by the Company’s stockholders at the same stockholders’ meeting this Plan is approved by the stockholders.

10.

Acceleration:  In the event of a Change of Control, any Stock Incentives which have then been outstanding hereunder for at least six months shall be immediately exercisable (without regard to any limitation imposed by the Plan or the Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise), and will remain exercisable until the expiration of the Stock Incentive.

11.

Term:  This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the shareholders of the Company.  This Plan shall remain in effect until such time as it is terminated by the Board of Directors; provided, however, that no Incentive Options may be granted hereunder after September 16, 2012.

12.

Administration:

(a)

The Plan shall be administered by the Committee, which shall consist of not less than two directors of the Company designated by the Board of Directors in accordance with the Bylaws of the Company; provided, however, that no director shall be designated as or continue to be a member of the Committee unless such director shall at the time of designation and service be both (i) a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor provision at the time in effect) and (ii) an "outside director" within the meaning of Section 162(m) of the Code and any regulations promulgated thereunder by the Department of the Treasury.  Grants of Stock Incentives may be recommended by the Committee either with or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Committee shall have full authority to act in the matter of selection of all Eligible Employees and in recommending Stock Incentives to be granted to them.

(b)

The Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established.  The Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable.  All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c)

Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

13.

Acquisitions:  Notwithstanding Section 4(a), if the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company in connection therewith, upon the recommendation of the Committee and the approval of the Board of Directors, (a) may assume, in whole or in part and with or without modifications or conditions, any stock options granted by the acquired company to its employees, in their capacity as such, or (b) may grant new Options in substitution therefore; provided that the granting of an Option with the terms and conditions of the assumed or substitute  options is permissible under either this Plan or a plan approved by the shareholders of the acquired company.  For the purposes of the preceding sentence, the permissibility of the granting of an option under a plan shall be determined as of the date of grant of the original option by the acquired company and not as of the date of assumption or substitution by the Company.

14.

General Provisions:

(a)

Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

(b)

No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Company, have been complied with.  In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.  No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to shares of Common Stock, if any, as shall have been issued or transferred to him.

(c)

The Company or a Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be an Eligible Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

(d)

In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Committee pursuant to the provisions of this Plan.  Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between said two dates, as the Committee shall specify.

(e)

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Stock Incentive shall be canceled or suspended by the Company.  In particular, but without limitation, all outstanding Stock Incentives to any Eligible Employee may be canceled if the Eligible Employee, without the consent of the Committee, while employed by the Company or after termination of such employment, engages in any activity which is in competition with the Company, including but not limited to an activity whereby the Company’s or its Subsidiary’s trade secrets or confidential information may conceivably be divulged, or is otherwise detrimental to the Company’s best interest, as determined by the Committee.

(f)

The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

(g)

Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

(h)

The Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(i)

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any stock option or Stock Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(j)

Stock options or Stock Awards may be granted to Eligible Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of stock options or Stock Awards in order to minimize the Company’s obligation with respect to tax equalization for Eligible Employees on assignments outside their home country.

15.

Amendments and Discontinuance:

(a)

This Plan may be amended by the Board of Directors upon the recommendation of the Committee, provided that, without the approval of the stockholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in Section 4, (ii) withdraws the administration of this Plan from the Committee or amends the provisions of paragraph (a) of S ection 11 with respect to eligibility and disinterest  of members of the Committee, (iii) permits any person who is not at the time an Eligible Employee of the Company or of a Subsidiary to be granted a Stock Incentive, (iv) permits any Option to be exercised more than ten years after the date it is granted, (v) amends Section 10 to extend the date set forth therein, or (vi) amends this Section 15.

(b)

The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

(c)

No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.